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                                                                      EXHIBIT 24


                                POWER OF ATTORNEY



KNOW ALL PERSONS BY THESE PRESENTS, that each person whose name appears below constitutes and appoints Richard H. Fleming, Raymond T. Belz, and J. Eric Schaal and each of them, his or her true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for and in his or her name, place and stead, in any and all capacities, to sign the Annual Report on Form 10-K for the year ending December 31, 2001, of USG Corporation and any or all amendments thereto, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his substitutes, may lawfully do or cause to be done by virtue hereof.

This power of attorney has been signed as of the 13th day of February, 2002, by the following persons:


/s/ William C. Foote                             /s/ James C. Cotting
-----------------------------------------        ------------------------------
William C. Foote,                                James C. Cotting,
Director, Chairman of the Board,                 Director
President and Chief Executive Officer

/s/ Robert L. Barnett                            /s/ Lawrence M. Crutcher
-----------------------------------------        ------------------------------
Robert L. Barnett,                               Lawrence M. Crutcher,
Director                                         Director

/s/ Keith A. Brown                               /s/ W. Douglas Ford
-----------------------------------------        ------------------------------
Keith A. Brown                                   W. Douglas Ford,
Director                                         Director

/s/ David W. Fox                                 /s/ John B. Schwemm
-----------------------------------------        ------------------------------
David W. Fox,                                    John B. Schwemm,
Director                                         Director

/s/ Valerie B. Jarrett                           /s/ Judith A. Sprieser
-----------------------------------------        ------------------------------
Valerie B. Jarrett,                              Judith A. Sprieser,
Director                                         Director

/s/ Marvin E. Lesser
----------------------------------------
Marvin E. Lesser,
Director



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